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                                                                 EXHIBIT 10.1.10


                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October __, 1997 (this "Amendment"), by and among CANNONDALE CORPORATION, a corporation organized under the laws of the State of Delaware ("Cannondale"), each of the Subsidiaries of Cannondale which is a signatory to the Credit Agreement (as defined below) (individually, a "Subsidiary Borrower", collectively the "Subsidiary Borrowers" and, together with Cannondale, the "Borrowers"), each of the banks which is a signatory to the Credit Agreement (individually an "Existing Bank" and collectively the "Existing Banks"), NATIONSBANK, N.A., a national banking association organized under the laws of the United States of America, as administrative agent for the Banks (as defined in the Credit Agreement) (in such capacity, together with its successors in such capacity, the "Administrative Agent") and as fronting bank (in such capacity, together with its successors in such capacity, the "Fronting Bank"), ABN AMRO BANK N.V., a Netherlands banking corporation acting through its duly licensed New York Branch ("ABN AMRO"), as documentation agent for the Banks (in such capacity, together with its successors in such capacity, the "Existing Documentation Agent") and as syndication agent for the Banks (in such capacity, together with its successors in such capacity, the "Existing Syndication Agent"), and THE CHASE MANHATTAN BANK, a bank organized under the laws of New York ("Chase"), and STATE STREET BANK AND TRUST COMPANY, a trust company organized under the laws of Massachusetts ("State Street"; Chase and State Street may hereinafter be referred to individually as a "New Bank" and collectively as the "New Banks").

                                   Background


         A. The Borrowers, the Existing Banks, the Administrative Agent, the Fronting Bank, the Existing Documentation Agent and the Existing Syndication Agent are parties to that Certain Credit Agreement dated as of June 9, 1997 (The "Credit Agreement").


         B. The parties hereto wish to amend the credit agreement as herein provided.


         C. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement after giving effect to this Amendment.

                                    Agreement

                  In consideration of the Background, which is incorporated by reference, the parties hereto, intending to be legally bound, hereby agree as follows:
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         1. Modifications. All the terms and provisions of the Credit Agreement and the Facility Documents shall remain in full force and effect except as follows:

            (a) The definition of "Banks" contained in the preamble of the Credit Agreement is deleted and the following is substituted therefor:

                "Banks" means NationsBank, N.A., Fleet National Bank, The Chase
            Manhattan Bank, and State Street Bank and Trust Company.

            (b) Clause (d) of the definition of "Acceptable Acquisition" contained in Section 1.1 of the Credit Agreement is deleted and the following clause is substituted therefor:

                (d) for which the certificate specified in Section 7.8(l) was timely delivered.

            (c) The definition of "Commitment" contained in Section 1.1 of the Credit Agreement is deleted and the following is substituted therefor:

                           "Commitment" means, with respect to each Bank, the
                  obligation of such Bank to make its Loans and participate in Letters of Credit under this Agreement in the following aggregate principal amount, as such amount may be reduced or otherwise modified from time to time:

                           NationsBank, N.A.:                        $20,000,000
                           Fleet National Bank:                      $20,000,000
                           The Chase Manhattan Bank:                 $17,500,000
                           State Street Bank and Trust Company:      $12,500,000
                                                                     -----------

                           Total:                                    $70,000,000

                  ;provided, however, that the Commitment of each Bank shall be decreased on a quarterly basis by an amount (each quarter) equal to its Commitment Percentage multiplied by $1,250,000 commencing on September 9, 1998 and on the ninth day of each December, March, June and September thereafter and, accordingly, the total Commitments shall be decreased on a quarterly basis by an amount equal to $1,250,000 on September 9, 1998 and on the ninth day of each December, March, June and September thereafter.


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                  (d) The definition of "Swingline Facility Amount" contained in
Section 1.1 of the Credit Agreement is deleted and the following is substituted therefor:

                           "Swingline Facility Amount" shall mean the
                  independent obligation of the Swingline Bank to make Swingline Loans pursuant to Section 2.2 hereof in an aggregate amount at any one time outstanding up to but not exceeding $10,000,000.

                  (e) The definition of "Swingline Loans" contained in Section
1.1 of the Credit Agreement is deleted and the following is substituted therefor:

                           "Swingline Loans" means, the Loans made by the
                  Swingline Bank pursuant to Section 2.2 hereof, which Swingline Loans shall in no event exceed $10,000,000 in aggregate principal amount outstanding at any one time.

                  (f) The definition of "Termination Date" contained in Section
1.1 of the Credit Agreement is deleted and the following is substituted therefor:

                           "Termination Date" means September 9, 2000; provided
                  that if such date is not a Banking Day, the Termination Date shall be the next succeeding Banking Day (or, if such next succeeding Banking Day falls in the next calendar month, the next preceding Banking Day.)

                  (g) Section 2.4 of the Credit Agreement is deleted and the following is substituted therefor:

                           Section 2.4 Purpose. The Borrowers shall use the
                  proceeds of the Loans for working capital, repurchases of Cannondale's publicly traded common stock and general corporate purposes. Such proceeds shall not be used for the purpose, whether immediate, incidental or ultimate, of buying or carrying "margin stock" except in compliance with Regulation U.

                  (h) Section 9.2 to the Credit Agreement is deleted and the following is substituted therefor:


                           Section 9.2 Minimum Tangible Net Worth. The Borrowers
                  shall maintain at all times a Consolidated Tangible Net Worth, as certified at the end of each Fiscal Quarter of the Borrowers, of not less than the sum of (x) eighty percent (80%) of the Consolidated Tangible Net Worth of the


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                  Borrowers at the end of the Fiscal Quarter ending March 29,
                  1997 (one hundred percent (100%) of the Consolidated Tangible Net Worth of the Borrowers at such date being $76,594,000), plus (y) the Fiscal Quarter Net Worth Increase Amounts of the Borrowers for the Fiscal Quarter ending June 30, 1997, plus
                  (z) the sum of the Fiscal Year Net Worth Increase Amounts of the Borrowers for each Fiscal Year (commencing with the 1998 Fiscal Year of the Borrowers ending approximately June 30,
                  1998); provided however, that at such time (and thereafter) as Cannondale has spent $12,000,000 (from and after September 1,
                  1997) for the repurchase of its publicly traded shares of common stock, the Borrowers shall maintain at all times a Consolidated Tangible Net Worth, as certified at the end of each Fiscal Quarter of the Borrowers, of not less than the sum of (i) $58,000,000, plus (ii) the Fiscal Quarter Net Worth Increase Amounts of the Borrowers for the Fiscal Quarters ending on or about March 31, 1998 and June 30, 1998, plus
                  (iii) the sum of the Fiscal Year Net Worth Increase Amounts of the Borrowers for each Fiscal Year (commencing with the 1999 Fiscal Year of the Borrowers ending approximately June 30,
                  1999).

                  (i) Section 9.3 to the Credit Agreement is deleted and the following is substituted therefor:

                           Section 9.3 Leverage Ratio. The Borrowers shall
                  maintain at all times a ratio of Consolidated Funded Debt to Total Capitalization of not greater than 0.50 to 1.0; provided however, that at such time (and thereafter until June 30, 1998) as Cannondale has spent $12,000,000 (from and after September 1, 1997) for the repurchase of its publicly traded shares of common stock, such ratio of Consolidated Funded Debt to Total Capitalization shall be increased to not greater than
                  0.55 to 1.0; and provided, further, however, that on June 30, 1998, such ratio of Consolidated Funded Debt to Total Capitalization shall revert back to not greater than 0.5 to 1.0.

                  (j) The following Section 9.4 is added to the Credit Agreement following Section 9.3:

                           Section 9.4 Debt Service Coverage Ratio. The
                  Borrowers shall maintain at all times, as certified at the end of each Fiscal Quarter of the Borrowers, a ratio of Funded Debt to EBITDA (for the four Fiscal Quarters then ended) of not greater than 3.0 to 1.0.


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         2.       Acknowledgment.

                  (a) Each of the New Banks (i) confirms that it has received a copy of the Credit Agreement and the Facility Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agents or any of the Existing Banks and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agents on its behalf and to exercise such powers under the Credit Agreement and the Facility Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

                  (b) On and as of the date upon which each of the New Banks delivers the amounts referred to in Section 4(d) of this Amendment, each New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the Facility Documents. On and as of the effectiveness of this Agreement, and provided that all Obligations to ABN AMRO of the Borrowers have been paid in full, ABN AMRO shall cease to be a "Bank" under, and for all purposes of, and shall have no further duties, rights, or obligations arising out of or relating to the Credit Agreement and the Facility Documents.

         3.       Assumption of Roles of Documentation Agent and Syndication
                  Agent.

                  (a) The Existing Documentation Agent hereby resigns as Documentation Agent and NationsBank, N.A. (the "New Documentation Agent") hereby agrees to be designated the Documentation Agent under the Credit Agreement. The New Documentation Agent shall become the "Documentation Agent" under, and for all purposes of, the Credit Agreement and the Facility Documents.

                  (b) The Existing Syndication Agent hereby resigns as Syndication Agent and Fleet National Bank (the "New Syndication Agent") hereby agrees to be designated the Syndication Agent under the Credit Agreement. Neither the designation of Fleet as, nor the title of, Syndication Agent shall impose on Fleet any duties or obligations greater than those of any other Bank, and it is understood that the Syndication Agent, in its capacity as such, has and shall have no duties or liabilities.

         4. Conditions to Effectiveness. This Amendment shall not be effective until such date as the Administrative Agent shall have received the following, all in form, scope and content acceptable to the Administrative Agent and Lenders in their sole discretion:


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                  (a) This Amendment, duly executed by the parties hereto;

                  (b) New revolving promissory notes duly executed by the Borrowers and delivered to the Banks in accordance with Section 2.3(a) of the Credit Agreement, in exchange for the existing revolving promissory notes to be surrendered to the Agent by each of the Existing Banks;

                  (c) A new swingline note duly executed by the Borrowers and delivered to the Swingline Bank in accordance with Section 2.3(b) of the Credit Agreement, in exchange for the existing revolving swingline note to be surrendered to the Agent by the Swingline Bank;

                  (d) From each New Bank, for the account of the Existing Banks, an amount equal to such New Bank's Commitment Percentage of the outstanding Loans;

                  (e) Confirmation from ABN AMRO that all Obligations of the Borrowers to ABN AMRO have been paid in full; and

                  (f) Such other agreements and adjustments as the Administrative Agent shall reasonably require.

         5. Reaffirmation By The Borrowers. Each of the Borrowers acknowledges and agrees, and reaffirms, both prior to and after taking into account this Amendment, that each is legally, validly and enforceably indebted to the Existing Banks and the New Banks under the Notes without defense, counterclaim or offset, and that each is legally, validly and enforceably liable to the Existing Banks and the New Banks for all costs and expenses of collection and reasonable attorneys' fees as and to the extent provided in this Amendment, the Credit Agreement, the Notes and the Facility Documents. Each of the Borrowers hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the Facility Documents, as amended hereby, and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement and the Facility Documents, as amended, remain true and correct in all material respects with the exception that the representations and warranties regarding the financial statements described therein are deemed true as of the date made. Each of the Borrowers represents that except as set forth in the Credit Agreement and the Facility Documents, there are not pending, nor to each Borrower's knowledge threatened, legal proceedings to which any of the Borrowers is a party, which materially or adversely affect the transactions contemplated by this Amendment or the ability of any of the Borrowers to conduct its business on a consolidated basis. Cannondale Corporation and Cannondale Europe B.V. each acknowledge and represent that the resolutions of each dated May 28, 1997, and June 9, 1997, respectively, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.


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         6. Reaffirmation re: Collateral. Cannondale reaffirms the liens, security interests and pledges granted to NationsBank, N.A., as Administrative Agent, for the benefit of the Banks pursuant to the Facility Documents to secure the obligations of each Borrower thereunder.

         7. Other Representations By The Borrowers. Each of the Borrowers represents and confirms that (a) no Default or Event of Default has occurred and is continuing and neither the Agents nor the Existing Banks nor the New Banks has given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Facility Documents, as amended, are in full force and effect and enforceable against the Borrowers in accordance with the terms thereof. Each of the Borrowers represents and confirms that as of the date hereof, each has no claim or defense (and the Borrowers each hereby waive every claim and defense as of the date hereof) against the Agents, or the Existing Banks or the New Banks arising out of or relating to the Credit Agreement and the other Facility Documents, as amended, or the making, administration or enforcement of the Loans and the remedies provided for under the Facility Documents.

         8. No Waiver By The Banks. Each of the Borrowers acknowledges that (a) by the execution by each of this Amendment, neither the Existing Banks nor the New Banks are waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrowers under the Facility Documents and (b) the Existing Banks and the New Banks reserve all rights and remedies available to them under the Facilities Documents and otherwise.

         9.       Miscellaneous.

                  (a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  (b) This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with, the laws of the State of New York.

                  (c) This Amendment shall be deemed a, and included in the definition of, Facility Document under the Credit Agreement for all purposes.

                  (d) The Credit Agreement, as amended hereby, remains in full force and effect in accordance with its terms.


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                  IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                   BORROWERS:

                                   CANNONDALE CORPORATION


                                   By     /s/ JOSEPH S. MONTGOMERY
                                          --------------------------------------
                                   Name:  Joseph S. Montgomery
                                   Title: President

                                   CANNONDALE EUROPE B.V.


                                   By /s/ JORG HILFIKER
                                          --------------------------------------
                                   Name:  Jorg Hilfiker
                                   Title: Managing Director

                                   CANNONDALE JAPAN KK


                                   By     /s/ JEFFREY G. TURK
                                          --------------------------------------
                                   Name:  Jeffrey G. Turk
                                   Title: President


                                   ADMINISTRATIVE AGENT:

                                   NATIONSBANK, N.A.


                                   By     /s/ SUSAN TIMMERMAN
                                          --------------------------------------
                                   Name:  Susan Timmerman
                                   Title: Vice President


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                                   EXISTING DOCUMENTATION AGENT:

                                   ABN AMRO BANK N.V. NEW YORK BRANCH


                                   By     /s/ DAVID J. KRAUT
                                          /s/ CAMERON D.GATEMAN
                                          --------------------------------------
                                   Name:  David J. Kraut  Cameron D. Gateman
                                   Title: Assistant Vice President
                                          Vice President


                                   NEW DOCUMENTATION AGENT:

                                   NATIONSBANK, N.A.


                                   By     /s/ SUSAN TIMMERMAN
                                          --------------------------------------
                                   Name:  Susan Timmerman
                                   Title: Vice President

                                   EXISTING SYNDICATION AGENT:

                                   ABN AMRO  BANK N.V. NEW YORK BRANCH


                                   By     /s/ DAVID J. KRAUT
                                          /s/ CAMERON D.GATEMAN
                                          --------------------------------------
                                   Name:  David J. Kraut  Cameron D. Gateman
                                   Title: Assistant Vice President
                                          Vice President


                                   NEW SYNDICATION AGENT:

                                   FLEET NATIONAL BANK


                                 By       /s/ MARGARET D. HARWOOD
                                          --------------------------------------
                                 Name:    Margaret D. Harwood
                                 Title:   Vice President


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                                   FRONTING BANK:

                                   NATIONSBANK, N.A.


                                   By     /s/ SUSAN TIMMERMAN
                                          --------------------------------------
                                   Name:  Susan Timmerman
                                   Title: Vice President


                                   EXISTING BANKS:

                                   NATIONSBANK, N.A.


                                   By     /s/ SUSAN TIMMERMAN
                                          --------------------------------------
                                   Name:  Susan Timmerman
                                   Title: Vice President


                                   FLEET NATIONAL BANK


                                   By     /s/ MARGARET D. HARWOOD
                                          --------------------------------------
                                   Name:  Margaret D. Harwood
                                   Title: Vice President


                                   ABN AMRO  BANK N.V. NEW YORK BRANCH


                                   By     /s/ DAVID J. KRAUT
                                          /s/ CAMERON D.GATEMAN
                                          --------------------------------------
                                   Name: David J. Kraut  Cameron D. Gateman
                                   Title: Assistant Vice President
                                          Vice President


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                                   NEW BANKS:

                                   THE CHASE MANHATTAN BANK


                                   By     /s/ FRED LODER
                                          --------------------------------------
                                   Name:  Fred Loder
                                   Title: Vice President

                                   STATE STREET BANK AND TRUST COMPANY


                                   By     /s/ ARLENE M. DOHERTY
                                          --------------------------------------
                                   Name:  Arlene M. Doherty
                                   Title: Vice President


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